HSBC INVESTOR FUNDS
                         HSBC INVESTOR MONEY MARKET FUND
                 HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
                HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
                  HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

                        Supplement dated October 1, 2001
                    to the Prospectus dated February 28, 2001

     The Section entitled "Pricing of Fund Shares: Money Market Funds" has been revised to read as follows:

     "The net asset value per share (NAV) of the Funds (collectively, the "Money Market Funds" or "Funds") is determined daily on each day on which U.S. bond markets are open for trading (a "Money Market Business Day"). The NAV is determined at 5:00 p.m. for the HSBC Investor Money Market Fund, at 3:00 p.m. for the HSBC Investor U.S. Government Money Market Fund and the HSBC Investor U.S. Treasury Money Market Fund, and at 12:00 noon for the HSBC Investor New York Tax-Free Money Market Fund.

     The Funds value their securities at amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

     Shares of any Fund purchased on a Money Market Business Day prior to determination of the NAV for that Fund will receive the dividend declared for the Fund on that Money Market Business Day. Orders for any Fund effected on a Money Market Business Day after the NAV determination for that Fund will become effective at the NAV determined on the next Money Market Business Day, and will start earning dividends on that Money Market Business Day.

     If you sell Class B Shares or Class C shares, a contingent deferred sales load may apply, which would reduce the amount of money paid to you by the Fund, as noted in the section on `Distribution Arrangements/Sales Charges.'"

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE